UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 27, 2004


                        RECKSON ASSOCIATES REALTY CORP.
                                      and
                      RECKSON OPERATING PARTNERSHIP, L.P.
          (Exact name of each Registrant as specified in its Charter)



        Reckson Associates Realty Corp. - Maryland                    Reckson Associates Realty Corp. -
      Reckson Operating Partnership, L.P. - Delaware                             11-3233650
     (State or other jurisdiction of incorporation or               Reckson Operating Partnership, L.P. -
                      organization)                                              11-3233647
                                                                          (IRS Employer ID Number)

                   225 Broadhollow Road                                             11747
                    Melville, New York                                           (Zip Code)
         (Address of principal executive offices)

                                                         1-13762
                                                (Commission File Number)

                                                      (631) 694-6900
                                  (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

      On December 27, 2004, Reckson Operating Partnership, L.P. (the "Operating Partnership") entered into definitive agreements with certain senior officers of Reckson Associates Realty Corp. (the "Company") to revise the 2003 incentive awards under their Amended and Restated Long-Term Incentive Award Agreements pursuant to the Reckson Associates Realty Corp. 2003 Long-Term Incentive Plan (the "2003 LTIP"). The revised agreements provide for
(i) the rescission of the unvested portion of their core awards of shares of restricted stock of the Company (the "Core Awards") and (ii) the award in exchange for the rescinded Core Awards of an equal number of units of a new class of limited partnership interests ("LTIP Units") of the Operating Partnership. The 2003 LTIP consists of (i) the Core Award, which provides for annual stock-based compensation based on attaining certain annual performance measures and in part upon continued service with the Company, and (ii) an outperformance award, which provides for compensation to be earned at the end of a four-year period if the Company attains certain cumulative performance measures.

      The revised 2003 LTIP was designed to provide the potential for executives to retain a greater equity interest in the Company by eliminating the need for executives to sell a portion of their Core Awards immediately upon vesting in order to satisfy personal income taxes which are due upon vesting under the original Core Awards.

      The terms of each award of LTIP Units are substantially similar to those of the Core Awards. The vesting, performance hurdles and timing for vesting remain unchanged. However, an LTIP Unit represents an equity interest in the Operating Partnership, rather than the Company. At issuance, the LTIP Unit has no value but may over time accrete to a value equal to (but never greater than) the value of one share of common stock of the Company (a "REIT Share"). Initially, LTIP Units will not have full parity with common units of the Operating Partnership with respect to liquidating distributions. Upon the occurrence of certain "triggering events," the Operating Partnership will revalue its assets for the purpose of the capital accounts of its partners and any increase in valuation of the Operating Partnership's assets from the date of the issuance of the LTIP Units through the "triggering event" will be allocated to the capital accounts of holders of LTIP Units until their capital accounts are equivalent to the capital accounts of holders of common units. If such equivalence is reached, LTIP Units would achieve full parity with common units for all purposes, and therefore accrete to an economic value equivalent to REIT Shares on a one-for-one basis. If such parity is reached, vested LTIP Units may be redeemed for cash in an amount equal to the then fair market value of an equal number of REIT Shares or converted into an equal number of common units of the Operating Partnership, as determined by the Company's Compensation Committee. However, there are circumstances under which such economic equivalence would not be reached. Until and unless such economic equivalence is reached, the value that the senior officers will realize for vested LTIP Units will be less than the value of an equal number of REIT Shares. In addition, unlike Core Awards (wherein dividends that accumulate during the 2003 LTIP are paid upon vesting), LTIP Units will receive the same quarterly distributions as common units of the Operating Partnership on a current basis, thus providing full dividend equivalence with REIT Shares. When the executives first vest under their respective Long-Term Incentive OP Unit Award Agreements in accordance with the specified performance hurdles, they will receive a one-time cash payment that will represent payment of the full amount of the accrued unpaid dividends under the Core Award through the issuance date of the LTIP Units. In order to more closely replicate the terms of the Core Awards being rescinded, on December 27, 2004, the Company also entered into agreements with Messrs. Rechler, Maturo and Barnett, which provide that in the event of a change of control the executive shall receive the equivalent value of one REIT Share for each LTIP Unit.

      Each senior officer participating in the 2003 LTIP was offered the option to retain all or a portion of his or her Core Awards or to rescind them in exchange for new awards of LTIP Units. Effective December 27, 2004, each of the senior officers named below accepted such offer and thereby amended his or her Amended and Restated Long-Term Incentive Award Agreement to cancel his or her unvested Core Award, and received an equal number of LTIP Units, as specified in each respective Long-Term Incentive OP Unit Award Agreement. The following chart sets forth the senior officers who elected to rescind all or a portion of their Core Awards and the number of LTIP Units received pursuant to each Long-Term Incentive OP Unit Award Agreement:

                                     Relinquished              Replacement
         Senior Officer               Core Award            Partnership Units
         ----------------             ----------            -----------------

    Scott H. Rechler                    104,167                  104,167

    Michael Maturo                      104,167                  104,167

    Jason M. Barnett                    104,167                  104,167

    Todd Rechler                         33,333                   33,333

    Richard Conniff                      16,666                   16,666

      A copy of a form of the First Amendment to Amended and Restated Long-Term Incentive Award Agreement is filed as Exhibit 10.1 hereto. A copy of a form of Reckson Associates Realty Corp. Long-Term Incentive Plan OP Unit Award Agreement for senior officers is filed as Exhibit 10.2 hereto. A copy of the form of the Change-in-Control Agreement is filed as Exhibit 10.3 hereto.

Item 3.02 - Unregistered Sales of Equity Securities

      On December 27, 2004, the Operating Partnership issued 362,500 LTIP Units of the Operating Partnership pursuant to the Long-Term Incentive Plan OP Unit Award Agreements. The partnership units were issued in reliance on the exemption provided by Rule 506 promulgated by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended. Each senior officer who received an award of LTIP Units in exchange for his or her unvested portion of the Core Awards is an accredited investor, and had access, through employment and other relationships, to adequate information about the Company and the Operating Partnership, L.P.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On December 27, 2004, the Operating Partnership amended its limited partnership agreement to allow for the issuance of LTIP Units to the recipients of the Long-Term Incentive Plan OP Unit Award Agreements. The Supplement to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership is filed as Exhibit 10.4 hereto.

Item 9.01.   Financial Statements and Exhibits

      (c)   Exhibits

      10.1 Form of the First Amendment to Amended and Restated Long-Term Incentive Award Agreement

      10.2 Form of Reckson Associates Realty Corp. Long-Term Incentive Plan OP Unit Award Agreement

      10.3  Form of Reckson Associates Realty Corp. Change-In-Control
            Agreement

      10.4 Supplement to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    RECKSON ASSOCIATES REALTY CORP.


                                    By:   /s/ Michael Maturo
                                       ---------------------------------------
                                       Michael Maturo
                                       Executive Vice President
                                       and Chief Financial Officer


                                    RECKSON OPERATING PARTNERSHIP, L.P.

                                    By:  Reckson Associates Realty Corp.,
                                         its General Partner


                                    By:   /s/ Michael Maturo
                                       ---------------------------------------
                                       Michael Maturo
                                       Executive Vice President
                                       and Chief Financial Officer


Date:  December 29, 2004